                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2002
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                        MGI PROPERTIES LIQUIDATING TRUST
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             (Exact name of registrant as specified in its charter)

    Massachusetts                   1-6833               04-3532592
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(State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)            File Number)       Identification No.)

           50 Congress Street, Suite 222, Boston, Massachusetts 02109
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (617) 248-2300
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Item 5.  Other Events.
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            On August 28, 2002, MGI Properties  Liquidating  Trust (the "Trust")
announced  that the  Trust  recently  completed  the sale of its sole  remaining property and its Board of Trustees has declared a final liquidating distribution of $.455 per unit payable  September  17, 2002 to unit  holders.  The Trust will
terminate  following  the  final  distribution.   For  additional   information,
reference is made to the news release which is incorporated  herein by reference and is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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       (c) Exhibits

       Exhibit No.                              Exhibit
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          99.1                   Press Release dated August 28, 2002.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MGI PROPERTIES LIQUIDATING TRUST
                                     --------------------------------
                                     (Registrant)

Dated:  August 28, 2002             By: /s/ W. Pearce Coues
                                        ----------------------------------------
                                            Name:  W. Pearce Coues
                                            Title: Chairman

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                                  EXHIBIT INDEX
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99.1                    Press Release dated August 28, 2002.